UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2009

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 San Felipe, Suite 485
Houston, Texas 77063
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On September 10, 2009, Vanguard Natural Resources, LLC (the “Company”) issued a press release announcing its revised guidance for 2009. The press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Form 8-K and the exhibit hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement of the issuer.

Item 7.01.  Regulation FD Disclosure.

On September 10, 2009, Vanguard Natural Resources, LLC (the “Company”) issued a press release announcing its revised guidance for 2009, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Press Release dated September 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       VANGUARD NATURAL RESOURCES, LLC

                        By:                      /s/ Scott W. Smith
                       Name:           Scott W. Smith
                       Title:           President, Chief Executive Officer and Director
    September 10, 2009

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Press Release dated September 10, 2009